                                                                   EXHIBIT 10.14

                        SECURED CONVERTIBLE DEMAND NOTE
                        -------------------------------

$20,000,000                                                          MAY 1, 1999
                                                          Andover, Massachusetts

     FOR VALUE RECEIVED, the undersigned NAVISITE, INC. , a Delaware corporation (the "Borrower"), hereby promises to pay to the order of CMGI, INC., a Delaware
      --------
corporation (the "Lender"), ON DEMAND the aggregate unpaid principal amount of
                  ------
all advances made hereunder, together with accrued interest thereon, from time to time outstanding under this Note. Interest, if not paid, shall be added to principal monthly (and interest shall thereafter accrue thereon) on the last day of each calendar month at the rate of seven percent (7%) per annum based on the average of (i) the aggregate unpaid principal amount of all advances made hereunder as of the last day of the immediately preceding month and (ii) the aggregate unpaid principal amount of all advances made hereunder as of the last day of the month for which interest is being calculated. The unpaid principal balance and all accrued interest on this Note at any time shall be determined from the records of the Lender which shall constitute presumptive evidence of such amounts and may be summarized on Schedule I hereto, which may be updated by
                                      ----------
the Lender from time to time to reflect new advances and repayment or conversion of indebtedness. As soon as practicable after each January 31, April 30, July 31 and October 31 (each a "Fiscal Quarter End"), the Borrower shall provide notice
                        ------------------
to the Lender of the Conversion Price (as defined below) applicable to the fiscal quarter then ended. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS NOTE SHALL OBLIGATE THE LENDER TO MAKE ANY ADVANCES HEREUNDER.

     Advances in the aggregate amount of $10,760,822 (representing $5,347,705 advanced on or about January 31, 1999 and an additional $5,413,117 advanced on or about April 30, 1999, in each case including interest accrued during the applicable fiscal quarter) made by the Lender to the Borrower prior to the date hereof, shall be converted into 490,332 shares of Series B Stock (as defined below) of the Borrower (based upon applicable conversion prices of $12.74 and $76.68, respectively) as soon as practicable after the date hereof without further accrual of interest thereon and shall not constitute advances hereunder.

     The Lender, in its sole discretion, will at any time and from time to time have the option, exercisable by written notice to the Borrower in substantially the form attached as Exhibit A hereto, to require the Borrower to satisfy all or
                     ---------
any part of the indebtedness represented by this Note (including both principal and accrued interest) by issuing to the Lender (or its designee(s)) shares of the Borrower's capital stock in the following manner:

          (A) prior to a Qualified Public Offering (as defined below), the Borrower shall issue that number of shares of its Series B Convertible Preferred Stock, $0.01 par value per share

     (the "Series B Stock"), equal to one-tenth of the quotient of (i) the
           --------------
     aggregate amount of principal and interest to be so converted for any particular date divided by (ii) the applicable Conversion Price (as
                     -------
     defined below, proportionately adjusted in the event that from time to time following the date of determination thereof there occurs any stock dividend, stock split, reverse stock split, recapitalization, or other similar event affecting the Borrower's Series B Stock); and

          (B) following a Qualified Public Offering, the Borrower shall issue that number of shares of its common stock, $0.01 par value per share (the "Common Stock"), equal to the quotient of (i) the aggregate amount of
      ------------
     principal and interest to be so converted for any particular date divided
                                                                       -------
     by (ii) the applicable Conversion Price (as defined below, proportionately adjusted in the event that from time to time following the date of determination thereof there occurs any stock dividend, stock split, reverse stock split, recapitalization, or other similar event affecting the Borrower's Common Stock).

A "Qualified Public Offering" shall mean a transaction which triggers the
   -------------------------
mandatory conversion into Common Stock of the Series B Stock pursuant to the terms of Section 5(b) of the Certificate of Designation of the Series B Stock.

     The "Conversion Price" applicable to the conversion of the principal amount
          ----------------
of advances made, and interest accrued, during any particular fiscal quarter shall be determined as of the Fiscal Quarter End for that particular fiscal quarter by dividing (i) the total enterprise valuation of the Borrower (as determined by the Board of Directors of the Borrower in good faith and in a manner satisfactory to the Lender in all respects) as of the Fiscal Quarter End for that particular fiscal quarter by (ii) the number of shares of the Borrower's Common Stock outstanding at such Fiscal Quarter End determined on a fully-diluted, as-if-converted basis (and assuming the conversion of all convertible securities, the grant of all options available under any option plans and the exercise of all options, whether vested and unvested, warrants and other rights to acquire equity interests in the Borrower of any nature whatsoever). It is expressly contemplated that advances made, and interest accrued, during each fiscal quarter will have a different applicable Conversion Price depending upon the total enterprise valuation and number of shares of Common Stock deemed outstanding as of the Fiscal Quarter End for that particular fiscal quarter. Notwithstanding the foregoing, (i) the Conversion Price applicable to the principal amount of advances made, and interest accrued, during the fiscal quarter in which a Qualified Public Offering occurs shall be equal to the price per share of Common Stock to the public in such offering and
(ii) the Conversion Price applicable to the principal amount of any advances made, and interest accrued, during a fiscal quarter if the Lender elects to convert such advances and/or interest prior to the Fiscal Quarter End of such fiscal quarter shall be the Conversion Price in effect for the immediately preceding fiscal quarter.

     This Note may be voluntarily prepaid in whole or in part at any time without premium or penalty upon thirty (30) days' written notice to the Lender. Any such prepayment shall be applied to advances and compounded interest in inverse order of incurrence.

     If any payment of principal or interest hereon shall become due on a day which is not a day on which banks are open for normal business hours in Andover or Boston, Massachusetts, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest in connection with such payment.

     Payments of both principal and interest hereon shall be made in immediately available funds at the office of the Lender at Andover, Massachusetts or at such other place as the Lender shall designate to the Borrower in writing, in lawful money of the United States of America.

     This Note is secured by certain assets of the Borrower pursuant to a certain Security Agreement and a certain Intellectual Property Security Agreement, each dated as of the date hereof (the "Security Agreements") between
                                                  -------------------
the Borrower and the Lender. The rights of the Lender under the Security Agreements are in addition to any other rights and remedies (including other rights of setoff) which the Lender may have. The Lender shall be permitted to exercise its rights as a secured party under the Security Agreements to the extent permitted by applicable law.

     Except to the extent otherwise required by the context of this Note, the word "Lender" wherever used herein shall mean and include the holder of this Note originally issued to CMGI, Inc.

     This Note for all purposes shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its conflicts of law rules. The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default and enforcement of this Note. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and of the United States District Court for the District of Massachusetts, and any appellate court of such courts, in any action or proceeding arising out of or relating to this Note or the Security Agreements, or for recognition or enforcement of any judgment, and the Borrower hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Massachusetts court (or, to the extent permitted by law, in such federal court). The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Note against the Borrower or its properties in the courts of any jurisdiction.

     THE LENDER AND THE BORROWER AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS

PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE LENDER AND THE BORROWER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE LENDER NOR THE BORROWER HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     If any provision of this Note shall be held invalid or unenforceable by any court of competent jurisdiction, that holding shall not invalidate or render unenforceable any other provision hereof.

     Executed and delivered as a sealed instrument in Andover, Massachusetts as of the date first above written.


                                    NAVISITE, INC.



                                    By:  /s/ Joel B. Rosen
                                       -----------------------------------------
                                       Name:  Joel B. Rosen
                                       Title: Chief Executive Officer

                                                                      SCHEDULE I

                             ACTIVITY PURSUANT TO
                        SECURED CONVERTIBLE DEMAND NOTE
                                      OF
                                NAVISITE, INC.

                              Dated: May 1, 1999

--------------------------------------------------------------------------------
   DATE        PRINCIPAL         PAYMENT           APPLICABLE         NEW
               AMOUNT OF       RECEIVED OR         CONVERSION      PRINCIPAL
                ADVANCE        INDEBTEDNESS          PRICE          BALANCE
                                CONVERTED
--------------------------------------------------------------------------------
________________________________________________________________________________
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________________________________________________________________________________
________________________________________________________________________________
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________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
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________________________________________________________________________________
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________________________________________________________________________________

                                                                       EXHIBIT A
                                                                       ---------

                         Notice of Election to Convert

TO:  NAVISITE, INC.

     Reference is made to the Secured Convertible Demand Note of NaviSite, Inc. dated May 1, 1999 (the "Note"). Capitalized terms used herein and not defined herein shall have the meanings given them in the Note. In accordance with the terms of the Note, the undersigned hereby elects to convert the following indebtedness into shares of Series B Stock or Common Stock, as the case may be:

------------------------------------------------------------------------------------
                                                              Number of Shares of
Date of Advance or         Amount of                          Series B Stock (or
 Capitalization of     Indebtedness to be     Applicable       Common Stock) to be
     Interest             Converted        Conversion Price         Issued
------------------------------------------------------------------------------------
____________________________________________________________________________________
____________________________________________________________________________________
____________________________________________________________________________________
____________________________________________________________________________________
____________________________________________________________________________________
____________________________________________________________________________________

     Please issue a certificate or certificates representing said shares of Series B Stock or Common Stock, as the case may be, in the name of the undersigned or in such other name as is specified below:

                                    ____________________________________________
                                    (Name)

                                    ____________________________________________
                                    (Address)


                                    ____________________________________________

                                    CMGI, INC.



                                    By:_________________________________________
                                       Name:
                                       Title: